                                                            Exbibit 10.34



                     EIGHTH AMENDMENT TO CREDIT AGREEMENT


                  EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 12, 1997, among TRANSWORLD HEALTHCARE, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                            W I T N E S S E T H :


                  WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of July 31, 1996 (as in effect on the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein;


                  NOW, THEREFORE, it is agreed:

I.       Amendments and Modifications to Credit Agreement.

         1. Section 8.01(a) of the Credit Agreement is hereby amended by inserting the phrase "(or, in the case of the monthly report for October 1997, comparative figures for October 1996)" immediately after the phrase "in the prior fiscal year" appearing therein.

         2. Section 8.10 of the Credit Agreement is hereby amended by (i) deleting the phrase "October 31" appearing immediately after the phrase "fiscal years to end on" and inserting in lieu thereof "September 30" and (ii) deleting the phrase "January 31, April 30, July 31 and October 31" and inserting in lieu thereof the phrase "December 31, March 31, June 30 and September 30" in lieu thereof.

         3. Section 9.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (k) thereof, (ii) deleting the period appearing at the end of clause (l) thereof and inserting a semicolon in lieu thereof and

(iii) inserting the following new clauses immediately following existing clause (l) thereof:

                  "(m) the Abbey Acquisition shall be permitted so long as (i) no Default or Event of Default is in existence at the time of the consummation thereof or immediately after giving effect thereto, (ii) the aggregate consideration paid in connection therewith shall not exceed $80,000 and (iii) such acquisition is consummated in accordance with the terms and provisions of the Abbey Asset Purchase Documents and all applicable laws, rules and regulations relating thereto; and

                  (n) the Care Acquisition shall be permitted so long as (i) no Default or Event of Default is in existence at the time of the consummation thereof or immediately after giving effect thereto, (ii) the aggregate consideration paid in connection therewith shall not exceed (pound)450,000 pounds sterling and (iii) such acquisition is consummated in accordance with the terms and provisions of the Care Asset Purchase Documents and all applicable laws, rules and regulations relating thereto."

         4. Section 9.07(ii) of the Credit Agreement is hereby amended by (x) deleting the words "fiscal years of the Borrower" appearing twice in the proviso thereto and, in each case, inserting in lieu thereof the phrase "twelve month period" and (y) deleting the words "fiscal year of the Borrower" appearing twice in the proviso thereto and, in each case, inserting in lieu thereof the phrase "twelve month period".

         5. Section 9.09 of the Credit Agreement is hereby amended by (x) inserting the immediately following the phrase "Consolidated EBITDA" and immediately prior to the phrase "for any Test Period" the following new phrase "(i) for the month ending October 31, 1997 (taken as one accounting period) to be less than $800,0000, (ii) for the period of two consecutive months ending on November 30, 1997 (taken as one accounting period) to be less than $1,700,000 and (iii)" and (y) deleting the table contained therein in its entirety and inserting in lieu thereof the following table:



"Period                                                    Amount
-------                                                    ------

December 31, 1997                                       $3,200,000

January 1, 1998 to and                                  $6,000,000
  including March 31, 1998

April 1, 1998 to and                                    $9,500,000
  including June 30, 1998

July 1, 1998 to and                                    $13,800,000
  including September 30, 1998

October 1, 1998 to and                                 $14,300,000
  including December 31, 1998

January 1, 1999 to and                                 $14,900,000
  including March 31, 1999

April 1, 1999 to and                                   $15,500,000
  including June 30, 1999

July 1, 1999 to and                                    $16,250,000
  including September 30, 1999

October 1, 1999 to and                                 $16,750,000
  including December 31, 1999

January 1, 2000 to and                                 $17,250,000
  including March 31, 2000

April 1, 2000 to and                                   $17,750,000
  including June 30, 2000

July 1, 2000 to and                                    $18,250,000
  including September 30, 2000

October 1, 2000 to and                                 $18,750,000
  including December 31, 2000

January 1, 2001 to and                                 $19,250,000
  including March 31, 2001

April 1, 2001 to and                                   $20,000,000"
  including June 30, 2001


         6. Section 9.10 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and inserting in lieu thereof the following table:



"Period                                                  Ratio
-------                                                  -----

December 31, 1997                                          2.2:1.0

January 1, 1998 to and                                     2.2:1.0
  including March 31, 1998

April 1, 1998 to and                                       2.3:1.0
  including June 30, 1998

July 1, 1998 to and                                        2.6:1.0
  including September 30, 1998

October 1, 1998 to and                                     2.8:1.0
  including December 31, 1998

January 1, 1999 to and                                     2.9:1.0
  including March 31, 1999

April 1, 1999 to and                                       3.1:1.0
  including June 30, 1999

July 1, 1999 to and                                        3.2:1.0
  including September 30, 1999

October 1, 1999 to and                                     3.3:1.0
  including December 31, 1999

January 1, 2000 to and                                     3.4:1.0
  including March 31, 2000

April 1, 2000 to and                                       3.5:1.0
  including June 30, 2000

July 1, 2000 to and                                        3.6:1.0
  including September 30, 2000

October 1, 2000 to and                                     3.7:1.0
  including December 31, 2000

January 1, 2001 to and                                     3.8:1.0
  including March 31, 2001

April 1, 2001 to and                                      3.9:1.0"
  including June 30, 2001

         7. Section 9.11 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and inserting in lieu thereof the following table:



"Period                                                      Ratio
-------                                                      -----

December 31, 1997                                           5.1:1.0

January 1, 1998 to and                                     5.40:1.0
  including March 31, 1998

April 1, 1998 to and                                        4.9:1.0
  including June 30, 1998

July 1, 1998 to and                                         4.4:1.0
  including September 30, 1998

October 1, 1998 to and                                      4.2:1.0
  including December 31, 1998

January 1, 1999 to and                                      4.0:1.0
  including March 31, 1999

April 1, 1999 to and                                        3.9:1.0
  including June 30, 1999

July 1, 1999 to and                                         3.8:1.0
  including September 30, 1999

October 1, 1999 to and                                      3.7:1.0
  including December 31, 1999

January 1, 2000 to and                                      3.6:1.0
  including March 31, 2000

April 1, 2000 to and                                        3.5:1.0
  including June 30, 2000

July 1, 2000 to and                                         3.4:1.0
  including September 30, 2000

October 1, 2000 to and                                      3.3:1.0
  including December 31, 2000

January 1, 2001 to and                                      3.2:1.0
  including March 31, 2001

April 1, 2001 to and                                       3.1:1.0"
  including June 30, 2001


         8. Section 9.12(a)(iii) of the Credit Agreement is hereby amended by inserting the following new clause (v) immediately preceding clause (w):

                  "(v) those changes to the Certificate of Incorporation of the Borrower authorizing an increase of the Borrower's authorized capital stock by ten million shares of common stock,"

         9. Section 9.12(c) of the Credit Agreement is hereby amended by inserting the words "the Care Asset Purchase Documents, the Abbey Asset Purchase Documents" immediately before the words "the Tender Offer Documents" appearing therein.

         10. The definition of "Hyperion Trade Payables" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (i) thereof and inserting in lieu thereof a comma and (ii) inserting the following phrase immediately before the period at the end thereof:

                  "and (iii) the Caremark Payables"

         11. The definition of "Leverage Ratio" appearing in Section 11 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                  "Leverage Ratio" shall mean on any date the ratio of (i) Consolidated Debt on such date to (ii) Consolidated EBITDA for the Test Period then last ended; provided that for purposes of determining the Leverage Ratio for the purposes of Section 9.11, Consolidated EBITDA for each Test Period ending on or prior to September 30, 1998 shall mean the product of (x) Consolidated EBITDA for such Test Period multiplied by (y) a fraction, the numerator of which is 4 and the denominator of which is the number of full fiscal quarters of the Borrower elapsed during such Test Period; provided further that for purposes of determining compliance with Section 9.11 at any time after a Permitted Acquisition is effected, Consolidated EBITDA shall, for the purposes of this definition only, be calculated on a Pro Forma Basis (but only giving effect to adjustments described in clause (iii) of the definition of Pro Forma Basis) after giving effect to such Permitted Acquisition.

         12. The definition of "Test Period" appearing in Section 11 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                  "Test Period" shall mean (i) for any determination made prior to September 30, 1998, the period from October 1, 1997 to the last day of the fiscal quarter of the Borrower then last ended and (ii) for any determination made thereafter, the four consecutive fiscal quarters of the Borrower then last ended, in each case taken as one accounting period, with the first Test Period to end on or closest to the last day of the fiscal quarter ending December 31, 1997.

         13. Section 11 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

                  "Eighth Amendment Effective Date" shall have the meaning provided in the Eighth Amendment, dated as of November 12, 1997, to this Agreement.

                  "Abbey" shall mean the nursing and care agency business operated by Karen Gardner and Josephine Spence in England under the name "Abbey Care Agency".

                  "Abbey Acquisition" shall mean the purchase by Allied of certain of the assets, property and rights used in connection with the Abbey business.

                  "Abbey Asset Purchase Agreement" shall mean the asset purchase agreement among Allied, Karen Gardner and Josephine Spence in substantially the form delivered to the Agent on the Eighth Amendment Effective Date.

                  "Abbey Asset Purchase Documents" shall mean the Abbey Asset Purchase Agreement and any other agreement entered into in connection with the Abbey Asset Purchase, together with any annexes, exhibits or schedules thereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Care" shall mean Care Nursing Services Ltd., a company organized under the laws of England with registered number 144017.

                  "Care Acquisition" shall mean the purchase by Allied of certain of the assets, property and rights belonging to Care.

                  "Care Asset Purchase Agreement" shall mean the asset purchase agreement between Allied and Care in substantially the form delivered to the Agent on the Eighth Amendment Effective Date.

                  "Care Asset Purchase Documents" shall mean the Care Asset Purchase Agreement and any other agreement entered into in connection with the Care Asset Purchase, together with any annexes, exhibits or schedules thereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

         14. Notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower or any of its Subsidiaries, in its discretion, may, at any time and from time to time after the Eight Amendment Effective Date acquire all or substantially all of the assets or capital stock of one or more Persons; provided that (i) the aggregate consideration paid for such acquisitions does not exceed $800,000, (ii) no Default or Event of Default shall be in existence at the time of the consummation of any such proposed acquisition or immediately after giving effect thereto, (iv) the Borrower shall have given the Agent at least 10 Business Days prior written notice of any such acquisition and (v) all the terms and conditions of any such acquisition and the documents therefor are in form and substance satisfactory to the Agent in its sole and absolute discretion.

         15. Notwithstanding anything to the contrary contained in the Credit Agreement or the other Credit Documents, the Required Banks hereby consent to the change of the name of the Borrower from "Transworld HealthCare, Inc." to "Transworld Healthcare, Inc."; provided that (i) the Borrower shall give the Agent and the Banks at least 30 days' prior written notice of the effective date of such name change, (ii) the Borrower shall have delivered to the Agent executed copies of amendment statements (Form UCC-3 or the appropriate local equivalent) for filing under the UCC of each jurisdiction where a Financing Statement Form UCC-1 or the appropriate equivalent was filed with respect to the Borrower in connection with the Credit Agreement and (iii) the Borrower shall have taken (and shall thereafter take) such other actions, at the Borrower's expense, as may have been reasonably requested by the Agent, the Collateral Agent or the Required Banks in connection with such name change, with respect to the Security Documents and to protect the priority and perfection of the security interests created thereunder.

II.      Miscellaneous Provisions.

         1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Eighth Amendment Effective Date (as defined below), after giving effect to this Amendment; and

                  (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Eighth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Eighth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective as of the date (the "Eighth Amendment Effective Date") when the Borrower, each other Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office. The Agent shall promptly notify the Borrower and the Banks in writing of the Eighth Amendment Effective Date.

         6. From and after the Eighth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                   *   *   *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                         TRANSWORLD HEALTHCARE, INC.,
                                           as Borrower



                                         By /s/ Wayne A. Palladino
                                            ----------------------------------
                                            Title: Senior Vice President and
                                                   Chief Financial Officer



                                         BANKERS TRUST COMPANY,
                                           Individually and as Agent



                                         By /s/ Patricia Hogan
                                            ----------------------------------
                                            Title: Vice President



                                         THE BANK OF NEW YORK



                                         By /s/ Vincent P. O'Leary
                                            ----------------------------------
                                            Title: Senior Vice President

                                         BANQUE PARIBAS



                                         By
                                            ----------------------------------
                                            Title:



                                         By
                                            ----------------------------------
                                            Title:




                                         UNION BANK OF SWITZERLAND,
                                           NEW YORK BRANCH



                                         By /s/ Leo L. Baltz
                                            ----------------------------------
                                            Title: Director



                                         By /s/ Robert L. Wells
                                            ----------------------------------
                                            Title: Director




                                         FLEET BANK, N.A.



                                         By /s/ Robert Isaksen
                                            ----------------------------------
                                            Title: Vice President

Each of the undersigned, each being a Subsidiary Guarantor pursuant to the Credit Agreement referenced in the foregoing Eighth Amendment and a party to various Security Documents, hereby acknowledges and agrees to the foregoing provisions of the Eighth Amendment.

Acknowledged and
Agreed this 12th day
of November, 1997.


DERMAQUEST, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President



MK DIABETIC SUPPORT
SERVICES, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President



THE PROMPTCARE COMPANIES, INC.,
  as a Pledgor


By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President

THE PROMPTCARE LUNG CENTER, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President




STERI-PHARM, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President



TRANSWORLD HOME HEALTHCARE NURSING DIVISION, INC., as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President



RESPIFLOW, INC.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President

TRANSWORLD ACQUISITION CORP.,
  as a Pledgor



By /s/ Wayne A. Palladino
   ----------------------------------
   Title: Vice President